SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	March 31, 2008
W.W. Grainger, Inc.
(Exact Name of Registrant as Specified in its Charter)
Illinois
(State or Other Jurisdiction of Incorporation)
1-5684	36-1150280
(Commission File Number)	(I.R.S. Employer Identification No.)
100 Grainger Parkway, Lake Forest, Illinois	60045-5201
(Address of Principal Executive Offices)	(Zip Code)
(847) 535-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) (c)

As further described in the attached press release and below, effective as of June 1, 2008, James T. Ryan will become Chief Executive Officer and President of W.W. Grainger, Inc. (the “Company”); Richard L. Keyser will remain as Chairman of the Board. Both men will stand for re-election as directors of the Company at the annual meeting of shareholders on April 30, 2008.

(c)

Effective as of June 1, 2008, the Board of Directors of the Company has elected Mr. Ryan, age 49, as Chief Executive Officer and President of the Company. Mr. Ryan was named Chief Operating Officer and appointed to the Board of Directors in February 2007. He was named President of Grainger in 2006. Prior to these roles, Mr. Ryan, as Group President, a position assumed in 2004, was responsible for the Company’s businesses operating under the Grainger brand in the United States. He had served Grainger in increasingly responsible roles since 1980 including in 2001, Executive Vice President, Marketing, Sales and Service for Grainger Industrial Supply.

A copy of the Company’s press release announcing (among other things) the election of Mr. Ryan to the above-mentioned position is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(b)	Effective as of June 1, 2008, Richard L. Keyser will relinquish his role as Chief Executive Officer of the Company and will remain as Chairman of the Board.

A copy of the Company’s press release announcing (among other things) the election of Mr. Keyser to the above-mentioned position is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

Effective as of May 1, 2008, the Company’s Board of Directors amended the Company bylaws. Article IV, to provide for a chief executive officer position with associated duties and responsibilities separate and apart of the position of chairman of the board; previously the bylaws had described a combined position of the chief executive officer and chairman of the board. A copy of Article IV of the Company’s bylaws, as amended, is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits (numbered in accordance with Item 601 of Regulation S-K).

Exhibit No.	Document Description

99.1	Press release issued by the Company on March 31, 2008.
99.2	Article IV of the Company’s bylaws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2008

W.W. GRAINGER, INC.

By:	/s/ John L. Howard
John L. Howard Senior Vice President and General Counsel

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